UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 31, 2017

(Date of earliest event reported)

NioCorp Developments Ltd.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115 Centennial, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 639-4647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On March 31, 2017, the Company issued 890,670 common share purchase warrants pursuant to its previously announced first tranche increase with The Lind Partners, with each Warrant entitling the holder to acquire one common share at a price of C$0.90 until March 31, 2020. The warrants were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof pursuant to the representations and covenants of the investor made to the Company.

Item 9.01. Exhibits.

Exhibit	Description
4.1	Form of Lind Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.
DATE: April 5, 2017	By:	/s/ Neal Shah
Neal Shah Chief Financial Officer